UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2026, Ellen Conti notified the Company of her resignation as Chief Financial Officer and Treasurer and as a member of the board of directors of Sculptor Diversified Real Estate Income Trust, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) effective as of May 15, 2026. Ms. Conti’s resignation was not due to any disagreement with the Company, its advisor, Sculptor Capital Management, Inc. (together with its affiliates, “Sculptor”) or any of their affiliates.

Following Ms. Conti’s resignation, on May 15, 2026, the board of directors of the Company appointed Anthony Boni to serve as the Company’s Chief Financial Officer and Treasurer and as a member of its board of directors.

Mr. Boni, age 43, is the Managing Director, Director of Fund Accounting for Sculptor, a position he has held since December 2024. In this role, he oversees Sculptor’s fund administration, valuations, fund accounting, financial reporting and regulatory reporting. Prior to his current role, Mr. Boni was Director of Fund Accounting at Tilden Park Capital Management from March 2024 to December 2024. He began working for Sculptor in 2014 as a Financial Reporting Accountant. From December 2021 through November 2023, Mr. Boni was Managing Director, Senior Controller and Head of Hedge Fund Accounting at Sculptor. Thereafter, from November 2023 through March 2024, he was Managing Director, Director of Fund Accounting for Sculptor. Mr. Boni holds a Bachelor of Business Administration in Accounting from Hofstra University. He is a Certified Public Accountant licensed in the State of New York.

There are no family relationships between Mr. Boni and any director or executive officer of the Company and there are no transactions between Mr. Boni and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Mr. Boni was not appointed pursuant to any arrangement or understanding between such individual and any other person.

On May 12, 2026, Scott Ciccone notified the Company of his resignation as Chief Accounting Officer of the Company effective as of May 15, 2026. Mr. Ciccone’s resignation was not due to any disagreement with the Company, Sculptor, or any of their affiliates.

Following Mr. Ciccone’s resignation, on May 15, 2026, the board of directors of the Company elected Christine Yap to serve as the Company’s Chief Accounting Officer.

Ms. Yap, age 55, is a Director, Senior Controller for Sculptor. Ms. Yap has been with Sculptor since September 2024. Prior to joining Sculptor, she was a Managing Director at CION Investments from 2013 to 2024. Ms. Yap holds a Bachelor of Science in Accounting from Meredith College and a Master of Science in Accounting from University of Rhode Island. Ms. Yap is a Certified Public Accountant in New York.

There are no family relationships between Ms. Yap and any director or executive officer of the Company and there are no transactions between Ms. Yap and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Ms. Yap was not elected pursuant to any arrangement or understanding between such individual and any other person.

In connection with their respective appointments, Mr. Boni and Ms. Yap each entered into an indemnification agreement (the “Indemnification Agreement”) with the Company, effective as of May 15, 2026, consistent with the form of indemnification agreement that is entered into between each director and executive officer of the Company. Pursuant to the terms of the Indemnification Agreements, the Company will indemnify and advance expenses and costs incurred by Mr. Boni and Ms. Yap in connection with any claims, suits or proceedings brought against them as a result of their service. Such indemnification obligations are subject to the limitations set forth in the Indemnification Agreements and the Company’s articles of amendment and restatement. The preceding summary of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that the Company filed as Exhibit 10.4 to the Company’s Registration Statement on Form 10 (File No. 000-56566) filed with the Securities and Exchange Commission on July 5, 2023.

Item 8.01. Other Events.

April 30, 2026 Net Asset Value (“NAV”) per Share

On May 15, 2026, Sculptor Diversified Real Estate Income Trust, Inc. (referred to herein as “we,” “us” or “our”) released the NAV per share for each share class of our common stock as of April 30, 2026, which amounts are as follows:

NAV per Share
Class E	$11.7825
Class F	$11.4619
Class FF	$11.3174
Class AA	$11.2214
Class A	$11.1127
Class I-S	$11.0683
NAV Calculation

We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of directors. Our total NAV presented in the following tables includes the NAV of our Class E, Class F, Class FF, Class AA, Class A and Class I-S common shares, which were reduced by the noncontrolling interests in our consolidated subsidiaries.

The following table provides a breakdown of the major components of our NAV as of April 30, 2026 (amounts in thousands, except share/unit data):

Components of NAV
Investments in real estate, net (including goodwill)	$805,288
Investment in an unconsolidated joint venture	2,819
Investment in real estate debt	170,863
Cash and cash equivalents	29,666
Restricted cash	7,843
Receivables	3,150
Other assets	63,312
Mortgages, credit facility and financing obligations, net	(371,523)
Accounts payable and other liabilities	(58,633)
Management fee payable	(416)
Accrued performance participation allocation	(750)
Due to related parties, net	(28)
Noncontrolling interest in the consolidated subsidiaries	(33,487)
Net Asset Value	$618,104
Number of outstanding shares/units	53,792,022

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of April 30, 2026 (amounts in thousands, except share/unit and per share/unit data):

NAV per share	Class E Shares	Class F Shares	Class FF Shares	Class AA Shares	Class A Shares	Class I-S Shares	Operating Partnership Units(1)	Total
NAV	$170,143	$265,972	$70,236	$96,143	$8,654	$680	$6,276	$618,104
Number of outstanding shares/units	14,440,337	23,204,995	6,206,044	8,567,802	778,758	61,436	532,650	53,792,022
NAV Per Share/Unit	$11.7825	$11.4619	$11.3174	$11.2214	$11.1127	$11.0683	$11.7825	$11.4906
_____________________________________
(1) Includes the partnership interests of Sculptor Diversified REIT Operating Partnership LP held by Sculptor Diversified REIT Special Limited Partner LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Steven Orbuch
Name:	Steven Orbuch
Title:	Chief Executive Officer

Date:	May 15, 2026